                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2002





                              PANERA BREAD COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-19253                       04-2723701
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
         Incorporation)
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           6710 CLAYTON ROAD                                   63117
         RICHMOND HEIGHTS, MO                               (Zip Code)
(Address of principal executive offices)


                                  314-633-7100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera
Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated April 10, 2002, announcing a proposed two-for-one stock split through a stock dividend of one share of Class
A Common Stock for each outstanding share of Class A Common Stock and one share of Class B Common Stock for each outstanding share of Class B Common Stock. The stock dividend is payable on June 24, 2002, to shareholders of record on June
10, 2002. The dividend is subject to shareholder approval of an amendment to increase the authorized number of shares of common stock.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                PANERA BREAD COMPANY



                                                By:    /s/ William W. Moreton
                                                --------------------------------
                                                Name:  William W. Moreton
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Date:  April 9, 2002

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EXHIBIT INDEX
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
Exhibit No.                         Exhibit
-----------                         -------
   99.1             Panera Press Release, dated April 10, 2002.
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